SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MARCH 18,1998



                          DYNAMIC MATERIALS CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-8328              84-0608431
(State or other jurisdiction        (Commission          (IRS Employee
      of incorporation)            File Number)       Identification No.)



   551 ASPEN RIDGE DRIVE, LAFAYETTE, CO                       80026
 (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (303) 665-5700



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Dynamic Materials Corporation (the "Company") filed a Form 8-K on April 2, 1998 reporting the acquisition of certain assets of Spin Forge, LLC ("Spin Forge") on March 18, 1998. The financial statements required in connection with that report were omitted pursuant to the provisions of Item 7 on Form 8-K, and are being provided herewith.

(a)      Financial Statements of business acquired.

         Report of Independent Public Accountants

         Balance Sheet as of December 31, 1997

         Statement of Operations for the Year Ended December 31, 1997

         Statement of Members' Equity for the Year Ended December 31, 1997

         Statement of Cash Flows for the Year Ended December 31, 1997

         Notes to Financial Statements

(b)      Pro forma financial information.

         Unaudited Pro Forma Condensed Statement of Operations for the Three Months Ended March 31, 1998

         Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 1997


(c)      Exhibits.

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DYNAMIC MATERIALS CORPORATION
                                  (Registrant)


Date  May 29, 1998                 By: /s/  Richard A. Santa
                                      ------------------------------------------
                                   Name:   Richard A. Santa
                                   Title:  Vice President,  Finance,  Chief
                                           Financial  Officer and Secretary

                                 SPIN FORGE, LLC


                          INDEX TO FINANCIAL STATEMENTS



                                                                 Page
                                                                 ----

Report of Independent Public Accountants                          F-1

Balance Sheet as of December 31, 1997                             F-2

Statement of Operations for the Year Ended
   December 31, 1997                                              F-3

Statement of Members' Equity for the Year Ended
   December 31, 1997                                              F-4

Statement of Cash Flows for the Year Ended
   December 31, 1997                                              F-5

Notes to Financial Statements                                     F-6

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Dynamic Materials Corporation:


We have audited the accompanying balance sheet of SPIN FORGE, LLC (a California limited liability company) as of December 31, 1997 and the related statements of operations, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spin Forge, LLC as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                            Arthur Andersen LLP


Denver, Colorado,
  April 21, 1998.

                                   SPIN FORGE, LLC


                                    BALANCE SHEET

                               AS OF DECEMBER 31, 1997


ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                        $    77,170
   Accounts receivable                                                1,364,566
   Inventories (Note 2)                                                 910,224
   Prepaid expenses and other                                            17,550
   Related party receivables (Note 4)                                    14,245
                                                                    -----------
          Total current assets                                        2,383,755
                                                                    -----------
PROPERTY, PLANT AND EQUIPMENT (Note 2)                                3,161,339
   Less - Accumulated depreciation                                     (143,643)
                                                                    -----------
          Property, plant and equipment - net                         3,017,696
                                                                    -----------
OTHER ASSETS, net                                                        17,699
                                                                    -----------
                                                                    $ 5,419,150
                                                                    ===========

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                 $   663,729
   Accrued expenses                                                     302,581
   Current maturities of long-term debt (Note 3)                      1,495,314
                                                                    -----------
          Total current liabilities                                   2,461,624

LONG-TERM DEBT (Note 3)                                               2,704,013
                                                                    -----------
          Total liabilities                                           5,165,637
                                                                    -----------
COMMITMENTS AND CONTINGENCIES (Note 5)

MEMBERS' EQUITY                                                         253,513
                                                                    -----------
                                                                    $ 5,419,150
                                                                    ===========

              The accompanying notes to financial statements are an
                      integral part of this balance sheet.

                                   SPIN FORGE, LLC


                               STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED DECEMBER 31, 1997



NET SALES (Note 6)                                                  $ 6,511,524

COST OF PRODUCTS SOLD                                                 5,239,181
                                                                    -----------
          Gross profit                                                1,272,343
                                                                    -----------
EXPENSES:
   General and administrative expenses                                  399,144
   Selling expenses                                                     250,347
                                                                    -----------
          Total expenses                                                649,491
                                                                    -----------
INCOME FROM OPERATIONS                                                  622,852

OTHER INCOME (EXPENSE):
   Other income                                                           4,820
   Interest expense                                                    (364,741)
                                                                    -----------
NET INCOME                                                          $   262,931
                                                                    ===========


              The accompanying notes to financial statements are an
                        integral part of this statement.

                                 SPIN FORGE, LLC


                          STATEMENT OF MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                       Members'
                                                                        Equity
                                                                      ---------

BALANCES, December 31, 1996                                           $  (9,418)

   Net income                                                           262,931
                                                                      ---------
BALANCES, December 31, 1997                                           $ 253,513
                                                                      =========


              The accompanying notes to financial statements are an
                        integral part of this statement.

                                 SPIN FORGE, LLC


                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                         $ 262,931
   Adjustments to reconcile net income
     to net cash from operating activities-
        Depreciation                                                    135,503
        Change in-
          Accounts receivable                                          (837,918)
          Inventories                                                   510,454
          Prepaid expenses and other                                    (17,272)
          Accounts payable                                              376,100
          Accrued expenses                                              232,447
                                                                      ---------
          Net cash flows from operating activities                      662,245
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of property, plant and equipment                        (702,742)
   Change in other noncurrent assets, net                                11,484
                                                                      ---------
          Net cash flows from investing activities                     (691,258)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on long-term debt                                          (176,418)
   Borrowings on long-term debt                                         260,666
                                                                      ---------
          Net cash flows from financing activities                       84,248

NET INCREASE IN CASH AND CASH EQUIVALENTS                                55,235

CASH AND CASH EQUIVALENTS, beginning of the period                       21,935
                                                                      ---------
CASH AND CASH EQUIVALENTS, end of the period                          $  77,170
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:
     Cash paid during the period for interest                         $ 372,276
                                                                      =========


              The accompanying notes to financial statements are an
                        integral part of this statement.

                                 SPIN FORGE, LLC


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997



(1)  ORGANIZATION AND BUSINESS

Spin Forge, LLC (the "Company") was organized in the State of California in late 1996. The Company was formed in order to acquire the assets of Spin Forge International, Inc. ("SFI"). SFI and the predecessor owners/operators of the manufacturing facility had been operating the manufacturing facility for over 25 years. The Company purchased substantially all of the assets of SFI in December 1996.

The Company manufactures tactical missile motor cases which are supplied to certain defense contractors. In addition, the Company manufactures titanium pressurant vessels used in the commercial aerospace industry.

Subsequent to December 31, 1997, the Company sold substantially all of its assets (excluding land, buildings and accounts receivable), to Dynamic Materials Corporation ("DMC") (Note 7).

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out) or market. Cost elements included in inventory are material, labor, subcontract costs and manufacturing overhead. Manufacturing overhead included in inventory at December 31, 1997 totaled approximately $477,000. Substantially all of the December 31, 1997 inventory balance was work in process.

     PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost. Additions, improvements and betterments are capitalized when incurred. Maintenance and repairs are charged to operations as the costs are incurred. Depreciation is computed using the straight-line method over the estimated useful life of the related asset as follows:

          Manufacturing equipment and tooling                     15 years
          Furniture, fixtures and computer equipment            5-15 years


Property, plant and equipment consists of the following at December 31, 1997:

          Land                                                $   817,075
          Manufacturing equipment and tooling                   2,272,244
          Furniture, fixtures, computer equipment and other        72,020
                                                              -----------
                                                              $ 3,161,339
                                                              ===========

     REVENUE RECOGNITION

The Company's contracts with its customers generally require the production and delivery of multiple units or products. The Company measures progress to completion and records revenue from its contracts as units are produced and shipped to the customer. If, as a contract proceeds toward completion, projected total cost on an individual contract indicates a potential loss, the Company provides currently for such anticipated loss.

     INCOME TAXES

The Company is a flow-through entity for federal and state income tax purposes. Accordingly, its taxable income or loss is reported by the members on their individual tax returns.

     CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

(3)    LONG-TERM DEBT

Long-term debt consists of the following as of December 31, 1997:

     Note payable secured by Company real estate                    $2,597,925

     Purchase money note payable secured by Company
        inventory and proceeds from such inventory                   1,054,079

     Term Loan Facility secured by selected Company
        machinery and equipment                                        222,967

     Capital Expenditure Line secured by selected Company
        machinery and equipment                                        149,356

     Unsecured note payable due in three installments of
        $25,000 plus interest at 10% during 1998, final
        payment of $100,000, plus interest, on December 31, 1998       175,000
                                                                    ----------
     Total debt                                                      4,199,327

     Less- current maturities                                        1,495,314
                                                                    ----------
     Long-term debt                                                 $2,704,013
                                                                    ==========

     NOTE PAYABLE SECURED BY REAL ESTATE

Under the terms of the Company's asset acquisition agreement (Note 1), the Company assumed an existing loan from the previous owner in the amount of $2,600,000. The loan is payable in monthly installments of $17,500 through 1998, $22,500 through 1999 and $25,000 through the remaining term including interest at 8%. A final payment of $2,320,243 plus any unpaid interest and fees is due at maturity on January 1, 2002.

     PURCHASE MONEY NOTE PAYABLE SECURED BY INVENTORY

The Company also executed a purchase money note payable to SFI secured by inventory (and all proceeds related to such inventory) purchased from SFI in December 1996. Interest at 9.5% is payable monthly and principal payments of $10,000 are to be made in April, July and October of 1998. All outstanding principal and unpaid interest is due at maturity on December 11, 1998. In connection with the sale of certain Company assets to DMC (Note 7), this note was repaid in its entirety as of the closing date.

     TERM LOAN FACILITY

The Company had a $1,100,000 Term Loan Facility which had outstanding borrowings of $222,967 as of December 31, 1997. Each borrowing under the Term Loan Facility shall be in a minimum principal amount of $50,000 and is secured by various machinery, equipment and other assets. The loan bears interest at a rate of 3.5% above the Norwest Bank Minneapolis, NA prime rate plus a service charge of 0.3% of the average daily outstanding balance per month. Monthly repayments include interest, service charges and principal amounts equal to one-sixtieth (1/60) of the original principal amount of that particular loan. The facility expires on December 15, 1998 at which time the outstanding balance plus any accrued and unpaid interest is payable in full. In connection with the sale of certain Company assets to DMC (Note 7), the Term Loan Facility was repaid in its entirety as of the closing date.

     CAPITAL EXPENDITURE LINE

During fiscal year 1997, the Company amended the Term Loan Facility described above to provide for an additional $200,000 credit facility for capital expenditures. Each borrowing under the Capital Expenditure Line shall be in minimum principal amounts of $25,000. Each borrowing shall not exceed 75% of the cost of the equipment to be purchased. The loan bears interest at 3% above the Norwest Bank Minneapolis, NA prime rate plus a service charge of 0.3% of the average daily outstanding balance per month. Monthly repayments include interest, service charges and principal amounts equal to one-forty-eighth (1/48) of the original principal amount of that particular loan. The loan expires on April 1, 2001 at which time the outstanding balance plus any accrued and unpaid interest is payable in full. In connection with the sale of certain Company assets to DMC (Note 7), this loan was repaid in its entirety as of the closing date.

Scheduled principal repayments of long-term debt at December 31, 1997, are summarized as follows:

          Year ending December 31-
            1998                                        $1,495,314
            1999                                           105,704
            2000                                           142,798
            2001                                           135,867
            2002                                         2,319,644
                                                        ----------
                 Total                                  $4,199,327
                                                        ==========


As described in Note 7, all outstanding current and long-term debt of the Company, except for the note payable secured by real estate and the unsecured note payable with outstanding principal balances of $2,597,925 and $175,000, respectively, at December 31, 1997, was paid off on March 18, 1998 in connection with the DMC transaction.

(4)    RELATED PARTY RECEIVABLES

The related party receivables are a result of loans made by the Company to employees during 1997. The total employee receivables balance at December 31, 1997 was $14,245. Definitive terms of the loans have not been established, however, these non-interest bearing loans have been included as a current asset in the accompanying balance sheet.

(5)  COMMITMENTS AND CONTINGENCIES

The Company leases certain vehicles and other equipment under various operating lease agreements. Future minimum rental commitments under noncancelable operating leases are as follows:

             Year ending December 31-
                  1998                                      $14,029
                  1999                                        5,856
                  2000                                        2,273
                                                            -------
                                                            $22,158
                                                            =======


Total rental expense included in operations was approximately $12,630 for the year ended December 31, 1997.

The Company is aware that certain state tax deficiencies have been assessed against prior owners of the business operated by Spin Forge, LLC, however, Company management believes it has no liability with respect to such deficiencies. In addition, in the normal course of business, the Company is a party to various contractual disputes and claims. After considering the Company's insurance coverage and evaluations by legal counsel regarding pending actions, management is of the opinion that the outcome of such actions will not have a material adverse effect on the financial position or results of operations of the Company.

(6)  SIGNIFICANT CUSTOMERS

During the year ended December 31, 1997, three customers accounted for approximately 52%, 18% and 12% of net sales, respectively. Due to the fact that a significant portion of the Company's sales are derived from a relatively small number of customers, the failure to perform existing contracts on a timely basis, to receive payment for such services in a timely manner, or to enter into future contracts at projected volumes and profitability levels could adversely affect the Company's ability to meet its cash requirements exclusively through operating activities.

(7)  SUBSEQUENT EVENTS

On May 14, 1997, the Company entered into an agreement to purchase the land adjacent to its existing manufacturing facility from Southern California Edison Company (the "Seller") for $280,000. On February 26, 1998, the transaction closed and the Company purchased the land with cash. The land had previously been leased from the Seller for use as the employee and customer parking lot.

On March 18, 1998, the Company closed on the sale of certain of its assets to DMC of Lafayette, Colorado. DMC, a publicly held company, is involved in the high energy metal working business. The high energy metal working business includes the use of explosives to perform both metallurgical bonding, or metal "cladding," and metal forming. The assets sold to DMC were used by the Company to manufacture metal formed products, including tactical missile motor cases and titanium pressure vessels for the commercial aerospace and defense industries. The assets sold consisted principally of inventories, machinery, equipment (including computer equipment), and certain trade names used by the Company. The Company has also leased its manufacturing facilities to DMC. In addition, the Company retained all of its trade accounts receivable and DMC assumed all trade obligations of the Company in connection with this transaction.

The purchase price of approximately $3,866,000 was paid by approximately $2,357,000 in cash, the assumption of certain liabilities in the amount of approximately $1,059,000 and the delivery of 50,000 shares of DMC's Common Stock valued at $9.00 per share. The purchase price is subject to post-closing adjustments. The amount of the post-closing adjustments (to be determined within 60 days of closing) is not anticipated to be material. In addition, DMC paid $10,000 at the closing for an option to purchase the Company's real property at which the operations of the Company were conducted for a purchase price of $2,880,000 (subject to certain adjustments), which option may be exercised under certain conditions until January 2002, subject to DMC's right to extend the option under certain conditions.

                          DYNAMIC MATERIALS CORPORATION

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


On March 18, 1998 Spin Forge, LLC ("Spin Forge") entered into an agreement to sell Dynamic Materials Corporation ("DMC" or the "Company") certain of its assets for approximately $3,866,000. The purchase price was paid by approximately $2,357,000 in cash (drawn under the Company's bank line of credit facility), the assumption of approximately $1,059,000 of liabilities and the delivery of 50,000 shares of DMC's stock valued at $9.00 per share. In addition, approximately $120,000 of transaction related costs were also incurred.

The Unaudited Pro Forma Condensed Statements of Operations is presented for the quarter ended March 31, 1998 and for the year ended December 31, 1997, and illustrates the effects of the acquisition of certain Spin Forge assets and the related financing as if they had occurred on January 1, 1997. Pro forma balance sheet information is not presented as the Company has filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, which included the effect of the Spin Forge acquisition and related purchase accounting entries.

The Unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the historical financial statements of DMC included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, DMC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and the historical financial statements of Spin Forge included elsewhere herein. The pro forma adjustments are based on preliminary information about Spin Forge's assets acquired and results of operations. Final purchase price allocations will be based on a more complete evaluation and may differ from those shown herein. However, management of DMC believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and the related financing and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the accompanying pro forma financial information. The Unaudited Pro Forma Condensed Statements of Operations may not be indicative of DMC's actual operating results had the transactions occurred as of the dates indicated above, nor do they purport to indicate operating results which may be attained in the future.

                          DYNAMIC MATERIALS CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                          Dynamic                                 Pro Forma             Pro Forma
                                                         Materials           Spin Forge(9)       Adjustments             Results
                                                        -----------          -----------         -----------          ------------
NET SALES                                               $ 9,495,154          $ 1,261,285           $   -              $ 10,756,439

COST OF PRODUCTS SOLD                                     7,498,794              959,234             52,500  2           8,526,363
                                                                                                    (39,995) 6
                                                                                                     55,830  7
                                                                                                   --------
             Gross profit                                 1,996,360              302,051            (68,335)             2,230,076

EXPENSES:
             General and administrative                     608,337               86,197              1,250  8             695,784
             Selling expense                                522,501               44,934                -                  567,435
             Research and development costs                  16,486                  -                  -                   16,486
                                                        -----------          -----------           --------           ------------

                                                          1,147,324              131,131              1,250              1,279,705

INCOME FROM OPERATIONS                                      849,036              170,920            (69,585)               950,371

             Other income                                       -                  2,368                 -                   2,368
             Interest expense                               (29,350)             (81,476)            81,476  3             (74,350)
                                                                                                    (45,000) 4
             Interest income                                  1,289                  -                 -                     1,289
                                                        -----------          -----------           --------           ------------
                  Income before income tax
                       provision                            820,975               91,812            (33,109)               879,678

INCOME TAX PROVISION
                                                           (312,000)                 -              (23,481) 5            (335,481)
                                                        -----------          -----------           --------           ------------
NET INCOME                                              $   508,975          $    91,812           $(56,590)          $    544,197
                                                        ===========          ===========           ========           ============
EARNINGS PER SHARE - BASIC                              $      0.19                                                   $       0.20
EARNINGS PER SHARE - DILUTED                            $      0.18                                                   $       0.19

WEIGHTED AVERAGE SHARES
     OUTSTANDING:
          BASIC                                           2,735,324                                  50,000  1           2,785,324
          DILUTED                                         2,869,547                                  50,000  1           2,919,547

 See the accompanying Notes to Unaudited Pro Forma Condensed Statements of Operations


                          DYNAMIC MATERIALS CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                          Dynamic                                 Pro Forma             Pro Forma
                                                         Materials           Spin Forge          Adjustments             Results
                                                        -----------          -----------         -----------          ------------
NET SALES                                               $32,119,585          $ 6,511,524           $    -             $ 38,631,109

COST OF PRODUCTS SOLD                                    24,293,440            5,239,181            210,000  2          29,830,438
                                                        -----------          -----------           (135,503) 6        ------------
                                                                                                    223,320  7
                                                                                                   --------
             Gross profit                                 7,826,145            1,272,343           (297,817)             8,800,671

EXPENSES:
             General and administrative                   2,161,888              399,144              5,000  8           2,566,032
             Selling expense                              1,946,758              250,347                 -               2,197,105
             Research and development costs                 427,173                  -                   -                 427,173
                                                        -----------          -----------           --------           ------------

                                                          4,535,819              649,491              5,000              5,190,310
                                                        -----------          -----------           --------           ------------

INCOME FROM OPERATIONS                                    3,290,326              622,852           (302,817)             3,610,361

             Other income                                    17,177                4,820                 -                  21,997
             Interest expense                              (117,372)            (364,741)           364,741  3            (297,372)
                                                                                                   (180,000) 4
                                                             38,782                  -                   -                  38,782
                                                        -----------          -----------           --------           ------------
                  Income before income tax
                       provision                          3,228,913              262,931           (118,076)             3,373,768

INCOME TAX PROVISION                                     (1,221,000)                 -              (57,942) 5          (1,278,942)
                                                        -----------          -----------           --------           ------------
NET INCOME                                              $ 2,007,913          $   262,931          $(176,018)          $  2,094,821
                                                        ===========          ===========          =========           ============

EARNINGS PER SHARE - BASIC                              $      0.75                                                   $       0.77
EARNINGS PER SHARE - DILUTED                            $      0.70                                                   $       0.72

WEIGHTED AVERAGE SHARES
     OUTSTANDING:
          BASIC                                           2,681,943                                  50,000  1           2,731,943
          DILUTED                                         2,875,703                                  50,000  1           2,925,703

 See the accompanying Notes to Unaudited Pro Forma Condensed Statements of Operations


                          DYNAMIC MATERIALS CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS

1. Represents the issuance of 50,000 shares of DMC stock (valued at $9.00 per share) to Spin Forge as part of the consideration paid in connection with the asset purchase.

2. Represents estimated annual rent expense that DMC is obligated to pay to Spin Forge in connection with the lease of real property on which DMC holds a purchase option.

3.   Represents the elimination of historical Spin Forge interest expense.

4. Represents the pro forma interest expense at current rates that was relating to DMC's revolving credit borrowings used to finance a portion of the purchase price.

5. Represents income tax on the pro forma adjustments and the historical pretax income of Spin Forge based on an estimated combined effective federal and state income tax rate of 40%.

6.   Represents the elimination of historical Spin Forge depreciation expense.

7. Represents the pro forma depreciation expense as a result of the DMC acquisition transaction. The portion of the purchase price not allocated to inventory was allocated to machinery and equipment which DMC intends to amortize over 5 to 15 years.

8. Represents the net increase in officer salaries resulting from the asset purchase transaction.

9. Represents Spin Forge historical financial results from January 1, 1998 through March 18, 1998 (date of acquisition).